UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09645

Columbia Funds Series Trust

(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center

Minneapolis, MN 55474

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report March 31, 2014

Columbia Short Term Bond Fund

President’s Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy continued to recover at a slow but steady pace during the first quarter of 2014, supported by solid manufacturing activity, reasonable job growth and continued gains for the housing market. Industrial production was robust, buoyed by strong demand for autos and related parts. After a disappointing January, job growth picked up, which helped boost consumer confidence. Housing data was somewhat mixed, as harsh weather and higher mortgage rates put a damper on sales, while lower inventories helped prices trend higher. The Federal Reserve (the Fed) announced further reductions to its monthly asset purchases and reassured the markets that it would not make any significant changes to monetary policy until it was satisfied that the labor market was on solid ground. Despite mostly good news on the economic front, the broad financial markets recorded only modest gains, as bitter winter weather at home and mounting tensions between Russia and Western allies prompted investor caution.

Investors braced for higher interest rates, but long-term yields declined and the fixed-income markets were surprisingly resilient in the face of stable-to-improving economic data. Risk-on trading continued during the quarter as the higher yielding sectors of the fixed-income markets generally fared well. Emerging-market bonds, long-term U.S. Treasuries and sovereign debt were among the strongest performers, as were Treasury Inflation Protected Securities. Municipal bonds delivered solid gains, especially high-yield municipals, which benefited from continued improvement in state finances.

Against this backdrop, the broad bond market, as measured by the Barclays U.S. Aggregate Bond Index, edged out the broad stock market, as measured by the Standard & Poor’s 500 Index, with gains of 1.84% vs. 1.81%, respectively. As indicated late last year, the Fed began tapering its monthly asset purchase program and announced further reductions. New Fed chair Janet Yellen reassured investors the Fed was committed to keeping short-term borrowing rates low into 2015.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Short Term Bond Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Short Term Bond Fund

Performance Overview

Performance Summary

>	Columbia Short Term Bond Fund (the Fund) Class A shares returned 0.19% excluding sales charges for the 12-month period that ended March 31, 2014.

>	The Fund underperformed its benchmark, the Barclays 1-3 Year Government/Credit Index, which returned 0.68% for the same time period.

>	The Fund’s emphasis on the short and long end of the maturity spectrum within the short-term universe had a negative impact on relative performance as the yield curve steepened during the period.

Average Annual Total Returns (%) (for period ended March 31, 2014)
	Inception	1 Year	5 Years	10 Years
Class A	10/02/92
Excluding sales charges		0.19	2.96	2.72
Including sales charges		-0.80	2.75	2.62
Class B	06/07/93
Excluding sales charges		-0.01	2.30	2.01
Including sales charges		-3.00	2.30	2.01
Class C	10/02/92
Excluding sales charges		-0.02	2.67	2.34
Including sales charges		-1.02	2.67	2.34
Class I*	09/27/10	0.69	3.31	3.01
Class K*	03/07/11	0.29	3.04	2.79
Class R*	09/27/10	0.04	2.71	2.43
Class R4*	11/08/12	0.54	3.24	2.98
Class R5*	11/08/12	0.64	3.27	2.99
Class W*	09/27/10	0.29	2.97	2.70
Class Y*	07/15/09	0.69	3.31	3.02
Class Z	09/30/92	0.54	3.24	2.98
Barclays 1-3 Year Government/Credit Index		0.68	1.95	2.81

Returns for Class A are shown with and without the maximum initial sales charge of 1.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays 1-3 Year Government/Credit Index consists of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2014

Columbia Short Term Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 1, 2004 — March 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Short Term Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014	3

Columbia Short Term Bond Fund

Manager Discussion of Fund Performance

Portfolio Management

Leonard Aplet, CFA

Gregory Liechty

Ronald Stahl, CFA

Portfolio Breakdown (%) (at March 31, 2014)
Asset-Backed Securities — Agency	0.0	(a)
Asset-Backed Securities — Non-Agency	14.9
Commercial Mortgage-Backed Securities — Agency	14.2
Commercial Mortgage-Backed Securities — Non-Agency	8.2
Corporate Bonds & Notes	30.6
Foreign Government Obligations	0.8
Inflation-Indexed Bonds	2.0
Money Market Funds	0.9
Municipal Bonds	0.5
Residential Mortgage-Backed Securities — Agency	6.0
Residential Mortgage-Backed Securities — Non-Agency	3.1
U.S. Government & Agency Obligations	3.0
U.S. Treasury Obligations	15.8
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

For the 12-month period that ended March 31, 2014, the Fund’s Class A shares returned 0.19% excluding sales charges. The Fund underperformed its benchmark, the Barclays 1-3 Year Government/Credit Index, which returned 0.68% for the same time period. The Fund’s positioning across the maturity spectrum had a negative impact on relative performance. Overweight exposure to U.S. agency mortgage-backed, commercial mortgage-backed, asset-backed and corporate securities throughout the year aided results. The Fund also benefited modestly from its slightly shorter duration relative to the benchmark. Duration is a measure of interest rate sensitivity.

Modest Returns for Fixed Income as Economic Data Improved

Improved economic data drove interest rates higher during the reporting period and unemployment trended down to 6.7%. Against this backdrop, most non-Treasury fixed-income sectors delivered modest positive total returns and excess returns versus U.S. Treasuries. Investors welcomed reduced tensions in Washington, where an extended budget deal and the president’s nomination of Janet Yellen as the new Federal Reserve (Fed) chair received bipartisan support. In December, the Fed announced that it would take a measured approach to tapering its monthly bond-buying program, beginning with a $10 billion reduction from $85 billion to $75 billion. Outgoing Fed chairman Ben Bernanke expressed concern about persistently low core inflation, but gains in the labor market and reduced unemployment led to the decision to begin gradual tapering in January 2014. Further tapering commenced in the first quarter of 2014, and beginning in April, the Fed will now add to its holdings of longer-term Treasury and agency mortgage-backed securities at a pace of $55 billion per month. As the stock market rose, the riskiest sectors of the fixed-income markets fared the best.

The Treasury yield curve (a chart that shows Treasury yields from short to long term) steepened during the reporting period, with the biggest moves in maturities between five and 10 years. The five-year Treasury yield rose 95 basis points, from 0.77% to 1.72%. The 2-year Treasury rose 18 basis points, from 0.24% to 0.42%. (A basis point is one one-hundredth of one percent.)

Barbell Positioning Detracted Modestly from Results

We employed a barbell strategy during the period, emphasizing securities at the short and long end of the short-term universe, to take advantage of the relatively steep yield curve. However, as the yield curve steepened further, with the biggest moves between five and 10 years, the Fund’s positioning in the short end of the maturity spectrum had a negative impact on relative performance.

Overweights in Corporates, CMBS Aided Results

The Fund’s overweights in corporate bonds and structured securities aided relative results as both sectors outperformed Treasuries by solid margins. We added to corporate bonds and commercial mortgage-backed securities (CMBS) during the period.

Within the corporate market, the Fund’s exposure to real estate investment trusts (REITs), finance, banking, insurance, wireline communications and transportation was particularly beneficial, as these subsectors outperformed other segments of the corporate bond market. With respect to credit quality, the Fund was overweight in BBB rated securities, which had a positive impact on performance, as they outperformed higher quality AA and A rated bonds. Within CMBS, the Fund had a

4	Annual Report 2014

Columbia Short Term Bond Fund

Manager Discussion of Fund Performance (continued)

greater exposure to agency than non-agency securities, with both contributing positively. CMBS was once again one of the best performing short investment-grade sectors, benefitting from improved fundamentals, limited supply and relative cheapness compared to other short investment-grade sectors. In addition, the Fund’s holdings in residential mortgage-backed securities and AAA rated auto and floating rate student loan asset-backed securities (ABS) aided results.

Looking Ahead

Currently, we expect moderate interest rate volatility as the market continues to assess both the strength of the economic recovery and the uncertainty about the path and timing of changes in monetary policy. We believe the pace of asset purchases by the Fed is likely to continue slowing throughout 2014. We continue to watch the credibility of the Fed’s forward guidance and will monitor Janet Yellen’s policy strategy. At this time, we continue to target a shorter duration than that of the benchmark, as we expect Treasury rates to rise modestly in 2014. We also presently continue to maintain the Fund’s current target in floating rate securities, which contributes to its barbell positioning.

The Fund currently remains underweight in U.S. government securities relative to the benchmark. However, the yield spread (the difference in yield compared to similar duration Treasuries) on many non-Treasury sectors are currently close to their five-year lows, so we may look to reduce some exposure if spreads tighten further. The Fund is currently overweight in CMBS (including Government National Mortgage Association backed project loans), as we believe they continue to offer some of the most attractive relative spreads in the investment grade market. At this time, we prefer seasoned, AAA, super senior, CMBS holdings, as well as agency-backed residential mortgage-backed securities.

We currently continue to believe the corporate sector may offer positive relative returns vs. Treasuries, driven mainly by their yield advantage, with the potential for some very modest tightening in spreads. At present, we believe corporate balance sheets remain in good shape and earnings remain solid. Although debt issuance has been high and current liquidity is not as strong as it could be, at this time we continue to remain overweight and positive on the wireline communication, insurance, REIT and utility sectors.

Quality Breakdown (%) (at March 31, 2014)
AAA rating	61.2
AA rating	6.0
A rating	16.3
BBB rating	16.2
Non-investment grade	0.2
Not rated	0.1
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Investment Risks

There are risks associated with an investment in this Fund, including credit risk, market risk, interest rate risk and prepayment and extension risk. See the Fund’s prospectus for information on these and other risks associated with the fund. In general, bond prices rise when interest rates fall and vice versa. This effect is more pronounced for longer-term securities. Noninvestment grade securities, commonly called ‘high-yield’ or ‘junk’ bonds, have more volatile prices and carry more risk to principal and income than investment grade securities. Due to its active management, the Fund could underperform its benchmark index and/or other Funds with a similar investment objective or may fail to achieve its investment objective and you may lose money

Annual Report 2014	5

Columbia Short Term Bond Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

October 1, 2013 – March 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,004.00	1,020.94	4.00	4.03	0.80
Class B	1,000.00	1,000.00	1,003.50	1,019.45	5.49	5.54	1.10
Class C	1,000.00	1,000.00	1,003.40	1,019.40	5.54	5.59	1.11
Class I	1,000.00	1,000.00	1,007.00	1,022.94	2.00	2.02	0.40
Class K	1,000.00	1,000.00	1,004.50	1,021.44	3.50	3.53	0.70
Class R	1,000.00	1,000.00	1,003.70	1,019.70	5.25	5.29	1.05
Class R4	1,000.00	1,000.00	1,005.20	1,022.19	2.75	2.77	0.55
Class R5	1,000.00	1,000.00	1,006.70	1,022.69	2.25	2.27	0.45
Class W	1,000.00	1,000.00	1,005.00	1,020.94	4.00	4.03	0.80
Class Y	1,000.00	1,000.00	1,007.00	1,022.94	2.00	2.02	0.40
Class Z	1,000.00	1,000.00	1,006.20	1,022.19	2.75	2.77	0.55

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2014

Columbia Short Term Bond Fund

Portfolio of Investments

March 31, 2014

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 30.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Aerospace & Defense 0.3%
L-3 Communications Corp.
11/15/16	3.950%	8,000,000	8,515,848

Automotive 0.3%
Ford Motor Credit Co. LLC Senior Unsecured
01/16/18	2.375%	9,200,000	9,277,574

Banking 9.1%
BNP Paribas SA Senior Unsecured(a)
12/12/16	0.832%	9,550,000	9,570,647

Bank of America Corp. Senior Unsecured(a)
03/22/16	1.066%	17,500,000	17,618,001

Bank of Montreal Senior Unsecured(a)
07/15/16	0.759%	9,000,000	9,047,070

Bank of New York Mellon Corp. (The) Senior Unsecured(a)
10/23/15	0.467%	10,000,000	10,022,180

Barclays Bank PLC Senior Unsecured(a)
02/17/17	0.815%	9,000,000	9,025,641

Branch Banking & Trust Co. Senior Unsecured(a)
12/01/16	0.667%	10,125,000	10,152,229

Canadian Imperial Bank of Commerce Senior Unsecured(a)
07/18/16	0.757%	7,725,000	7,767,333

Capital One Financial Corp. Senior Unsecured(a)
11/06/15	0.877%	10,000,000	10,030,750

Citigroup, Inc. Senior Unsecured
06/15/16	3.953%	14,840,000	15,724,197

Goldman Sachs Group, Inc. (The) Senior Unsecured
02/07/16	3.625%	14,500,000	15,185,560

HSBC USA, Inc. Senior Unsecured
02/13/15	2.375%	9,000,000	9,153,495

ING Bank NV Senior Unsecured(a)(b)
09/25/15	1.886%	9,600,000	9,797,933

JPMorgan Chase & Co. Senior Unsecured
07/05/16	3.150%	17,120,000	17,915,207

KeyCorp Senior Unsecured
08/13/15	3.750%	6,500,000	6,765,332

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Lloyds Bank PLC Bank Guaranteed
03/28/17	4.200%	8,500,000	9,186,163

Morgan Stanley Senior Unsecured
04/29/16	3.800%	10,650,000	11,217,208

PNC Bank National Association Senior Unsecured(a)
01/28/16	0.545%	9,130,000	9,133,725

Royal Bank of Canada Senior Unsecured(a)
09/09/16	0.695%	9,100,000	9,135,636

Royal Bank of Scotland Group PLC Senior Unsecured
09/18/15	2.550%	7,600,000	7,761,188

Toronto-Dominion Bank (The) Senior Unsecured
09/09/16	1.500%	9,000,000	9,134,019

U.S. Bank Subordinated Notes(a)
04/29/20	3.778%	12,000,000	12,348,348

Wachovia Corp. Senior Unsecured(a)
06/15/17	0.503%	15,435,000	15,343,717

Total			241,035,579

Chemicals 0.3%
Eastman Chemical Co. Senior Unsecured
06/01/17	2.400%	7,100,000	7,234,893

Construction Machinery 0.4%
Caterpillar Financial Services Corp. Senior Unsecured
05/29/15	1.100%	5,365,000	5,401,412

John Deere Capital Corp. Senior Unsecured(a)
10/11/16	0.532%	5,430,000	5,440,909

Total			10,842,321

Diversified Manufacturing 0.3%
United Technologies Corp. Senior Unsecured(a)
06/01/15	0.736%	7,875,000	7,917,241

Electric 1.2%
Dominion Resources, Inc. Senior Unsecured
03/15/17	1.250%	7,885,000	7,878,431

National Rural Utilities Cooperative Finance Corp.
03/01/16	3.050%	1,000,000	1,045,505

Nevada Power Co.
03/15/16	5.950%	7,275,000	7,995,450

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	7

Columbia Short Term Bond Fund

Portfolio of Investments (continued)

March 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Progress Energy, Inc. Senior Unsecured
01/15/16	5.625%	5,579,000	6,030,737

Sierra Pacific Power Co.
05/15/16	6.000%	327,000	362,322

Southern California Edison Co. 1st Refunding Mortgage(a)
09/15/14	0.683%	845,000	846,289

TransAlta Corp. Senior Unsecured
01/15/15	4.750%	6,795,000	7,001,374

Total			31,160,108

Food and Beverage 1.8%
Anheuser-Busch InBev Finance, Inc.(a)
01/27/17	0.429%	1,125,000	1,123,747

Anheuser-Busch InBev Worldwide, Inc.(a)
07/14/14	0.602%	8,375,000	8,382,554

Bacardi Ltd.(b)
04/01/14	7.450%	6,200,000	6,201,137

ConAgra Foods, Inc. Senior Unsecured
06/15/17	5.819%	6,033,000	6,813,894

Diageo Finance BV
01/15/15	3.250%	2,000,000	2,044,944

FBG Finance Pty Ltd.(b)
06/15/15	5.125%	5,750,000	6,047,758

General Mills, Inc. Senior Unsecured(a)
01/29/16	0.536%	7,000,000	7,006,706

Kraft Foods Group, Inc. Senior Unsecured
06/04/15	1.625%	6,200,000	6,269,564

PepsiCo, Inc. Senior Notes(a)
02/26/16	0.444%	4,960,000	4,965,818

Total			48,856,122

Gas Pipelines 2.2%
Enterprise Products Operating LLC
02/01/16	3.200%	7,638,000	7,948,599

Kinder Morgan Energy Partners LP Senior Unsecured
03/01/21	3.500%	1,850,000	1,842,700

NiSource Finance Corp.
01/15/19	6.800%	6,144,000	7,275,577

Plains All American Pipeline LP/Finance Corp. Senior Unsecured
08/15/16	5.875%	6,000,000	6,536,100

Southern Natural Gas Co. LLC Senior Unsecured(b)
04/01/17	5.900%	8,365,000	9,389,378

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Tennessee Gas Pipeline Co. LLC Senior Unsecured
04/01/17	7.500%	5,500,000	6,413,627

TransCanada PipeLines Ltd. Senior Unsecured(a)
06/30/16	0.927%	11,000,000	11,078,331

Williams Partners LP/Finance Corp. Senior Unsecured
02/01/17	7.250%	7,000,000	8,057,679

Total			58,541,991

Health Care 0.9%
Cardinal Health, Inc. Senior Unsecured
06/15/15	4.000%	6,770,000	7,021,506

McKesson Corp. Senior Unsecured
03/10/17	1.292%	9,000,000	8,977,563

Medco Health Solutions, Inc.
09/15/15	2.750%	6,350,000	6,524,411

Total			22,523,480

Independent Energy 1.6%
Anadarko Petroleum Corp. Senior Unsecured
09/15/16	5.950%	6,000,000	6,656,730

Devon Energy Corp. Senior Unsecured
05/15/17	1.875%	6,896,000	6,946,024

EnCana Corp. Senior Unsecured
12/01/17	5.900%	6,200,000	7,054,310

Pioneer Natural Resources Co. Senior Unsecured
03/15/17	6.650%	5,588,000	6,359,915

Southwestern Energy Co.
02/01/18	7.500%	5,500,000	6,523,841

Woodside Finance Ltd.(b)
11/10/14	4.500%	7,225,000	7,383,782
03/01/19	8.750%	1,500,000	1,904,310

Total			42,828,912

Integrated Energy 0.4%
BP Capital Markets PLC(a)
11/07/16	0.656%	9,500,000	9,522,405

Life Insurance 1.2%
American International Group, Inc. Senior Unsecured
01/16/18	5.850%	6,605,000	7,547,936

Hartford Financial Services Group, Inc. (The) Senior Unsecured
01/15/19	6.000%	5,500,000	6,367,521

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2014

Columbia Short Term Bond Fund

Portfolio of Investments (continued)

March 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Lincoln National Corp. Senior Unsecured
07/01/19	8.750%	500,000	644,657

Metropolitan Life Global Funding I Secured(a)(b)
07/15/16	0.774%	9,250,000	9,311,004

Prudential Covered Trust Secured(b)
09/30/15	2.997%	8,256,000	8,474,668

Total			32,345,786

Media Cable 1.1%
DIRECTV Holdings LLC/Financing Co., Inc.
02/15/16	3.125%	9,500,000	9,872,334

NBCUniversal Enterprise, Inc.(a)(b)
04/15/16	0.776%	10,875,000	10,907,784

Time Warner Cable, Inc.
02/01/20	5.000%	7,600,000	8,303,498

Total			29,083,616

Media Non-Cable 0.7%
21st Century Fox America, Inc.
12/15/14	5.300%	6,500,000	6,720,967

TCM Sub LLC(b)
01/15/15	3.550%	6,605,000	6,747,545

Thomson Reuters Corp. Senior Unsecured
05/23/16	0.875%	4,695,000	4,677,652

Total			18,146,164

Metals 0.4%
Rio Tinto Finance USA PLC
08/21/17	1.625%	3,560,000	3,566,661

Vale Overseas Ltd.
01/23/17	6.250%	2,900,000	3,240,530

Vale Overseas Ltd
01/11/16	6.250%	3,100,000	3,364,467

Total			10,171,658

Non-Captive Diversified 0.7%
General Electric Capital Corp.(a) Senior Secured
12/11/15	0.843%	14,455,000	14,554,378
Senior Unsecured
01/08/16	0.439%	5,254,000	5,252,203

Total			19,806,581

Oil Field Services 0.7%
Halliburton Co. Senior Unsecured
08/01/16	1.000%	10,000,000	10,016,320

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Weatherford International Ltd.
03/15/18	6.000%	6,845,000	7,710,030

Total			17,726,350

Pharmaceuticals 0.6%
AbbVie, Inc. Senior Unsecured
11/06/15	1.200%	6,500,000	6,555,471

Amgen, Inc. Senior Unsecured
06/15/16	2.300%	8,375,000	8,614,960

Total			15,170,431

Property & Casualty 1.2%
Berkshire Hathaway, Inc. Senior Unsecured(a)
08/15/14	0.936%	8,000,000	8,022,376

CNA Financial Corp. Senior Unsecured
08/15/16	6.500%	6,950,000	7,801,605

Liberty Mutual Group, Inc. Senior Unsecured(b)
08/15/16	6.700%	7,175,000	8,060,610

Transatlantic Holdings, Inc. Senior Unsecured
12/14/15	5.750%	6,622,000	7,140,562

Total			31,025,153

Refining 0.2%
Marathon Petroleum Corp. Senior Unsecured
03/01/16	3.500%	6,000,000	6,285,534

REITs 0.8%
Boston Properties LP Senior Unsecured
11/15/18	3.700%	5,888,000	6,227,601

Kimco Realty Corp. Senior Unsecured
02/01/18	4.300%	6,000,000	6,455,046

Simon Property Group LP Senior Unsecured
03/01/17	5.875%	8,500,000	9,523,757

Total			22,206,404

Restaurants 0.3%
Yum! Brands, Inc. Senior Unsecured
04/15/16	6.250%	6,605,000	7,261,748

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	9

Columbia Short Term Bond Fund

Portfolio of Investments (continued)

March 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Technology 1.5%
Apple, Inc. Senior Unsecured(a)
05/03/16	0.288%	8,000,000	7,998,584

Cisco Systems, Inc. Senior Unsecured(a)
03/03/17	0.516%	8,000,000	8,016,176

Hewlett-Packard Co. Senior Unsecured
06/01/16	2.650%	7,700,000	7,960,822

International Business Machines Corp. Senior Unsecured
07/22/16	1.950%	7,700,000	7,923,015

Oracle Corp. Senior Unsecured
07/08/14	3.750%	8,000,000	8,071,000

Total			39,969,597

Transportation Services 0.4%
ERAC U.S.A. Finance LLC(b)
10/15/17	6.375%	8,275,000	9,547,226

Wirelines 2.0%
AT&T, Inc. Senior Unsecured(a)
02/12/16	0.619%	2,735,000	2,740,492

Deutsche Telekom International Finance BV(b)
04/11/16	3.125%	7,840,000	8,172,675

Orange SA Senior Unsecured
09/14/16	2.750%	6,995,000	7,250,513

Southwestern Bell Telephone LP
07/01/15	7.000%	10,200,000	10,944,172

Telefonica Emisiones SAU
04/27/18	3.192%	9,000,000	9,217,719

Verizon Communications, Inc. Senior Unsecured
03/15/21	3.450%	14,000,000	14,191,674

Total			52,517,245

Total Corporate Bonds & Notes
(Cost: $799,010,824)			809,519,967

Residential Mortgage-Backed Securities — Agency 6.0%
Federal Home Loan Mortgage Corp.(a)(c)
04/01/35	2.161%	328,676	346,191
01/01/37	2.240%	491,081	521,478
03/01/34	2.353%	403,685	428,922
08/01/36	2.426%	204,501	218,136
07/01/36	2.485%	10,532	11,060
01/01/36	2.497%	908,804	963,011
09/01/37	2.633%	518,397	552,126
12/01/36	6.084%	224,983	237,902

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Federal Home Loan Mortgage Corp.(c)
09/01/26 - 03/01/27	3.000%	715,182	734,631
04/01/21 - 10/01/26	3.500%	14,191,981	14,868,306
05/01/24 - 07/01/26	4.000%	13,184,668	13,960,992
03/01/19 - 10/01/24	4.500%	3,299,942	3,530,945
11/01/17 - 07/01/25	5.000%	9,741,193	10,519,027
05/01/17 - 02/01/24	5.500%	6,801,228	7,398,249
03/01/17 - 10/01/21	6.000%	697,674	753,655
04/01/17	6.500%	1,896,745	2,003,162
09/01/15	7.500%	2,438	2,460
CMO Series 2467 Class NB
07/15/17	5.000%	1,582,751	1,661,373

Federal National Mortgage Association(a)(c)
06/01/37	1.189%	1,039,578	1,084,056
07/01/33	1.788%	35,871	37,418
06/01/33	1.796%	936,224	976,289
04/01/36	1.925%	200,366	213,028
11/01/34	1.978%	248,689	266,920
01/01/35	1.995%	469,887	501,083
04/01/36	2.163%	1,389,383	1,481,024
03/01/34	2.223%	572,596	617,130
07/01/34	2.255%	773,206	828,019
04/01/34	2.323%	670,716	712,062
08/01/35	2.348%	588,376	625,248
06/01/35	2.391%	582,202	615,128
10/01/35	2.405%	446,883	466,978
09/01/37	2.413%	225,360	239,655
06/01/34	2.500%	519,223	552,693
08/01/36	2.564%	146,234	156,730
04/01/36	2.611%	141,561	151,071
07/01/35	2.662%	602,258	643,327
09/01/37	6.165%	56,509	59,629
CMO Series 2003-W11 Class A1
06/25/33	3.292%	36,257	35,832

Federal National Mortgage Association(c)
10/01/20 - 01/01/27	3.500%	5,323,212	5,586,041
03/01/20 - 04/01/29	4.000%	45,997,949	48,689,650
07/01/22 - 03/01/25	5.000%	6,360,277	6,878,223
08/01/17 - 01/01/25	5.500%	21,724,817	23,543,684
06/01/17 - 11/01/17	6.000%	4,143,893	4,364,360
08/01/14	6.500%	14,570	14,619
06/01/17 - 08/01/17	7.000%	146,675	154,728
08/01/15	7.500%	3,614	3,707

Federal National Mortgage Association(c)(d)
CMO PO Series G-15 Class A
06/25/21	0.000%	7,606	7,333

Government National Mortgage Association(a)(c)
04/20/22 - 03/20/30	1.625%	912,019	948,489
07/20/18	3.000%	79,017	82,066

Government National Mortgage Association(c)
09/15/14 - 09/20/21	6.000%	182,383	195,780
03/15/32 - 11/15/33	6.500%	158,410	178,712
04/15/29 - 08/15/29	7.000%	30,308	31,151

Total Residential Mortgage-Backed Securities — Agency
(Cost: $156,583,617)			159,653,489

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2014

Columbia Short Term Bond Fund

Portfolio of Investments (continued)

March 31, 2014

Residential Mortgage-Backed Securities — Non-Agency 3.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

BCAP LLC Trust(a)(b)(c) CMO Series 2010-RR2 Class 5A1
12/26/36	5.000%	3,203,843	3,238,987
CMO Series 2010-RR4 Class 32A1
01/26/37	4.000%	2,100,838	2,112,128

Countrywide Alternative Loan Trust CMO Series 2004-2CB Class 1A4(a)(c)
03/25/34	0.554%	17,480	17,376

Credit Suisse Mortgage Capital Certificates(a)(b)(c)
CMO Series 2009-12R Class 25A1
10/27/37	2.635%	893,106	893,600
CMO Series 2009-9R Class 12A1
08/26/35	5.346%	6,290,553	6,597,206

JPMorgan Resecuritization Trust(a)(b)(c)
CMO Series 2009-12 Class 9A1
05/26/36	2.656%	8,229,073	8,376,834
CMO Series 2010-2 Class 2A1
03/21/37	2.615%	369,074	368,210
CMO Series 2010-4 Class 3A2
04/26/35	4.500%	7,126,447	7,374,629

RBSSP Resecuritization Trust CMO Series 2012-2 Class 1A5(a)(b)(c)
05/26/47	0.284%	2,047,364	2,031,377

Residential Asset Mortgage Products, Inc. Series 2005-RS2 Class M1(a)(c)
02/25/35	0.829%	3,561,629	3,555,421

Springleaf Mortgage Loan Trust(a)(b)(c)
CMO Series 2012-1A Class A
09/25/57	2.667%	4,700,253	4,795,263
CMO Series 2012-2A Class A
10/25/57	2.220%	2,739,161	2,749,707
CMO Series 2012-3A Class A
12/25/59	1.570%	10,456,823	10,449,218
CMO Series 2013-1A Class A
06/25/58	1.270%	8,798,273	8,746,253
CMO Series 2013-2A Class A
12/25/65	1.780%	6,752,030	6,740,423
CMO Series 2013-3A Class A
09/25/57	1.870%	11,974,805	11,978,095

Wells Fargo Mortgage Loan Trust CMO Series 2010-RR4 Class 1A1(a)(b)(c)
12/27/46	2.656%	3,104,003	3,094,310

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $82,784,059)			83,119,037

Commercial Mortgage-Backed Securities — Agency 14.1%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K001 Class A2(a)(c)
04/25/16	5.651%	2,298,015	2,477,833

Federal National Mortgage Association Series 2010-M4 Class A1(c)
06/25/20	2.520%	611,972	623,413

Commercial Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Government National Mortgage Association(a)(c)
Series 2013-50 Class AH
06/16/39	2.100%	12,435,859	12,479,260

Government National Mortgage Association(c)
Series 2009-114 Class A
12/16/38	3.103%	585,873	589,626
Series 2009-71 Class A
04/16/38	3.304%	500,150	501,596
Series 2010-141 Class A
08/16/31	1.864%	1,353,375	1,358,551
Series 2010-159 Class A
01/16/33	2.159%	1,192,368	1,197,080
Series 2010-49 Class A
03/16/51	2.870%	208,468	208,216
Series 2011-1 Class A
12/16/31	2.239%	510,921	511,461
Series 2011-120 Class AB
08/16/33	2.400%	10,259,603	10,357,993
Series 2011-144 Class AB
07/16/35	2.012%	3,940,801	3,957,781
Series 2011-149 Class A
10/16/46	3.000%	3,112,585	3,193,973
Series 2011-16 Class A
11/16/34	2.210%	2,985,284	2,998,170
Series 2011-161 Class A
01/16/34	1.738%	11,321,053	11,358,763
Series 2011-20 Class A
04/16/32	1.883%	4,749,156	4,763,216
Series 2011-31 Class A
12/16/35	2.210%	2,892,669	2,912,423
Series 2011-78 Class A
08/16/34	2.250%	6,430,040	6,473,135
Series 2012-1 Class AB
09/16/33	1.999%	8,496,792	8,545,364
Series 2012-142 Class A
05/16/37	1.105%	8,373,678	8,279,557
Series 2012-22 Class AB
03/16/33	1.661%	4,570,776	4,572,954
Series 2012-4 Class A
05/16/40	2.120%	17,347,551	17,475,958
Series 2012-55 Class A
08/16/33	1.704%	10,837,831	10,819,021
Series 2012-58 Class A
01/16/40	2.500%	16,136,347	16,472,080
Series 2012-79 Class A
04/16/39	1.800%	13,219,962	13,116,543
Series 2012-9 Class A
05/16/39	3.220%	2,291,101	2,349,171
Series 2013-105 Class A
02/16/37	1.705%	26,920,239	26,787,469
Series 2013-118 Class AC
06/16/36	1.700%	5,302,070	5,272,797
Series 2013-12 Class A
10/16/42	1.410%	15,633,619	15,431,836
Series 2013-126 Class AB
04/16/38	1.540%	8,159,705	8,113,107
Series 2013-17 Class AF
11/16/43	1.210%	9,520,146	9,339,378
Series 2013-17 Class AH
10/16/43	1.558%	11,879,337	11,747,310

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	11

Columbia Short Term Bond Fund

Portfolio of Investments (continued)

March 31, 2014

Commercial Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Series 2013-194 Class AB
05/16/38	2.250%	10,583,381	10,635,057
Series 2013-2 Class AB
12/16/42	1.600%	16,876,932	16,736,381
Series 2013-30 Class A
05/16/42	1.500%	19,581,673	19,288,947
Series 2013-32 Class AB
01/16/42	1.900%	7,065,124	7,013,026
Series 2013-33 Class A
07/16/38	1.061%	28,544,194	28,007,135
Series 2013-35 Class A
02/16/40	1.618%	8,239,157	8,173,804
Series 2013-40 Class A
10/16/41	1.511%	12,419,670	12,289,959
Series 2013-45 Class A
10/16/40	1.450%	6,960,356	6,874,361
Series 2013-57 Class A
06/16/37	1.350%	26,139,873	25,822,848
Series 2013-61 Class A
01/16/43	1.450%	14,077,518	13,847,956

Total Commercial Mortgage-Backed Securities — Agency
(Cost: $378,272,813)			372,974,509

Commercial Mortgage-Backed Securities — Non-Agency 8.2%
Bear Stearns Commercial Mortgage Securities Trust(a)(c) Series 2005-PWR7 Class A3
02/11/41	5.116%	9,050,000	9,262,784
Series 2005-T20 Class AAB
10/12/42	5.122%	2,737,886	2,765,771

Bear Stearns Commercial Mortgage Securities Trust(c) Series 2006-T24 Class A4
10/12/41	5.537%	6,034,745	6,590,564

Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1 Class A4(a)(c)
07/15/44	5.216%	12,000,137	12,599,172

Credit Suisse First Boston Mortgage Securities Corp.(a)(c) Series 2005-C4 Class A5
08/15/38	5.104%	10,155,720	10,494,617
Series 2005-C6 Class A4
12/15/40	5.230%	3,879,028	4,080,408

Credit Suisse First Boston Mortgage Securities Corp.(c) Series 2005-C2 Class AAB
04/15/37	4.681%	323,565	323,525

DBRR Trust(b)(c) Series 2012-EZ1 Class A
09/25/45	1.393%	3,405,000	3,400,333
09/25/45	2.062%	15,055,205	15,080,009

GE Capital Commercial Mortgage Corp. Series 2005-C1 Class AAB(c)
06/10/48	4.599%	253,411	254,114

GS Mortgage Securities Trust(b)(c) Series 2011-GC3 Class A1
03/10/44	2.331%	4,854,298	4,899,214

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

GS Mortgage Securities Trust(c) Series 2006-GG8 Class A4
11/10/39	5.560%	12,075,000	13,172,304

JPMorgan Chase Commercial Mortgage Securities Trust(a)(c) Series 2005-CB11 Class ASB
08/12/37	5.201%	1,035,536	1,038,972
Series 2005-LDP4 Class A4
10/15/42	4.918%	12,045,872	12,628,266
Series 2005-LDP5 Class A4
12/15/44	5.240%	26,099,000	27,535,343
Series 2006-CB14 Class ASB
12/12/44	5.506%	2,613,821	2,690,787
Series 2006-LDP6 Class A4
04/15/43	5.475%	9,285,867	9,963,354
Series 2006-LDP7 Class ASB
04/15/45	5.845%	1,025,204	1,062,890

JPMorgan Chase Commercial Mortgage Securities Trust(c) Series 2005-LDP2 Class ASB
07/15/42	4.659%	1,924,309	1,945,089

LB-UBS Commercial Mortgage Trust(c) Series 2005-C2 Class AAB
04/15/30	5.007%	436,201	439,906
Series 2007-C1 Class AAB
02/15/40	5.403%	30,491	30,506

Merrill Lynch Mortgage Trust Series 2005-CKI1 Class A6(a)(c)
11/12/37	5.283%	5,428,675	5,703,740

Morgan Stanley Capital I Series 2006-IQ11 Class A4(a)(c)
10/15/42	5.644%	8,570,656	9,118,690

Motel 6 Trust Series 2012-MTL6 Class A1(b)(c)
10/05/25	1.500%	2,580,926	2,569,310

Nationslink Funding Corp. Series 1999-LTL1 Class A3(c)
01/22/26	7.104%	1,199,976	1,223,272

VFC LLC Series 2013-1 Class A(b)(c)
03/20/26	3.130%	2,142,559	2,166,061

Wachovia Bank Commercial Mortgage Trust(a)(c) Series 2005-C17 Class A4
03/15/42	5.083%	7,439,735	7,622,752
Series 2005-C21 Class A4
10/15/44	5.240%	11,000,241	11,576,049
Series 2005-C22 Class A4
12/15/44	5.289%	15,000,000	15,883,635
Series 2006-C24 Class A1A
03/15/45	5.557%	18,421,741	19,855,026

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $221,553,312)			215,976,463

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Columbia Short Term Bond Fund

Portfolio of Investments (continued)

March 31, 2014

Asset-Backed Securities — Agency —%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Small Business Administration Pools(a)
06/25/22	0.875%	108,954	109,193

Total Asset-Backed Securities — Agency
(Cost: $108,893)			109,193

Asset-Backed Securities — Non-Agency 14.9%
ARI Fleet Lease Trust Series 2012-A Class A(a)(b)
03/15/20	0.705%	1,511,005	1,513,629

Aames Mortgage Investment Trust Series 2005-3 Class A2(a)(b)
08/25/35	0.414%	6,960,041	6,838,727

Access Group, Inc.(a) Series 2004A Class A2
04/25/29	0.499%	12,251,275	12,080,651
Series 2007A Class A2
08/25/26	0.365%	3,353,889	3,325,981

Ally Master Owner Trust(a) Series 2012-1 Class A1
02/15/17	0.955%	4,000,000	4,017,738
Series 2013-1 Class A1
02/15/18	0.605%	7,475,000	7,489,697
Series 2014-1 Class A1
01/15/19	0.625%	6,125,000	6,128,440
Series 2014-2 Class A
01/16/18	0.526%	3,000,000	3,000,036

American Credit Acceptance Receivables Trust(b) Series 2012-2 Class A
07/15/16	1.890%	1,456,354	1,461,553
Series 2012-3 Class A
11/15/16	1.640%	1,105,504	1,110,440
Series 2013-1 Class A
04/16/18	1.450%	4,119,623	4,137,581
Series 2013-2 Class A
02/15/17	1.320%	3,830,439	3,838,380
Series 2014-1 Class A
03/12/18	1.140%	4,390,030	4,390,570

Amresco Residential Securities Mortgage Loan Trust Series 1998-3 Class A7(a)(e)
07/25/28	0.634%	14,774	12,684

Avis Budget Rental Car Funding AESOP LLC Series 2012-1A Class A(b)
08/20/16	2.054%	14,200,000	14,391,957

CCG Receivables Trust Series 2013-1 Class A2(b)
08/14/20	1.050%	4,004,115	4,002,907

CFC LLC Series 2014-1A Class A(b)
12/17/18	1.460%	4,850,000	4,849,422

CNH Wholesale Master Note Trust Series 2013-2A Class A(a)(b)
08/15/19	0.755%	13,750,000	13,862,401

CarFinance Capital Auto Trust Series 2013-2A Class A(b)
11/15/17	1.750%	4,931,298	4,952,640

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Chesapeake Funding LLC(a)(b) Series 2011-2A Class A
04/07/24	1.406%	9,310,026	9,381,156
Series 2014-1A Class A
03/07/26	0.000%	11,000,000	11,000,132

Citigroup Mortgage Loan Trust, Inc. Series 2003-HE4 Class A(a)(b)
12/25/33	0.564%	2,171,709	2,163,048

Cityscape Home Equity Loan Trust(a)(e)(f)(g) Series 1997-C Class A3
07/25/28	7.380%	607,537	1

Cityscape Home Equity Loan Trust(e)(f)(g) Series 1997-B Class A7
05/25/28	7.410%	2,686	1,343

Countrywide Asset-Backed Certificates Series 2004-8 Class M1(a)
01/25/35	1.204%	6,425,889	6,055,231

DT Auto Owner Trust(b) Series 2013-1A Class A
05/16/16	0.750%	746,201	746,338
Series 2014-1A Class A
07/17/17	0.660%	5,770,916	5,766,242

Diamond Resorts Owner Trust Series 2013-2 Class A(b)
05/20/26	2.270%	8,209,351	8,161,949

EFS Volunteer LLC Series 2010-1 Class A1(a)(b)
10/26/26	1.089%	7,255,354	7,289,317

Educational Funding of the South, Inc. Series 2011-1 Class A1(a)
10/25/21	0.789%	878,946	880,030

Encore Credit Receivables Trust Series 2005-4 Class 2A4(a)
01/25/36	0.494%	10,104,947	9,980,242

Exeter Automobile Receivables Trust Series 2012-2A Class A(b)
06/15/17	1.300%	2,766,228	2,771,562

First Alliance Mortgage Loan Trust Series 1994-2 Class A2 (NPFGC)(e)
06/25/25	6.680%	24,448	24,509

First Investors Auto Owner Trust(b) Series 2011-2A Class A2
08/15/17	2.600%	677,685	678,553
Series 2012-1A Class A2
11/15/17	1.960%	1,005,309	1,007,658
Series 2013-2A Class A2
03/15/19	1.230%	3,848,403	3,849,165
Series 2013-3A Class A2
09/15/17	0.890%	5,710,000	5,712,548

GE Dealer Floorplan Master Note Trust Series 2012-4 Class A(a)
10/20/17	0.597%	6,775,000	6,798,108

HSBC Home Equity Loan Trust Series 2006-2 Class A1(a)
03/20/36	0.307%	9,686,032	9,472,649

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Columbia Short Term Bond Fund

Portfolio of Investments (continued)

March 31, 2014

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Hertz Fleet Lease Funding LP(a)(b) Series 2013-3 Class A
12/10/27	0.704%	8,800,000	8,828,083
Series 2014-1 Class A
04/10/28	0.554%	7,200,000	7,200,000

Hilton Grand Vacations Trust Series 2013-A Class A(b)
01/25/26	2.280%	12,545,095	12,510,066

IMC Home Equity Loan Trust Series 1997-3 Class A7
08/20/28	7.080%	87	87

KeyCorp Student Loan Trust Series 1999-A Class A2(a)
12/27/29	0.564%	6,079,068	6,133,579

Marriott Vacation Club Owner Trust Series 2009-2A Class A(b)
07/20/31	4.809%	2,062,967	2,113,562

Miramax LLC Series 2011-1A Class A(b)
10/20/21	6.250%	2,786,684	2,875,267

Montana Higher Education Student Assistance Corp. Series 2006-1 Class A(a)
03/20/24	0.335%	4,732,057	4,691,149

Nations Equipment Finance Funding I LLC Series 2013-1A Class A(b)
11/20/16	1.697%	5,378,507	5,378,507

Navitas Equipment Receivables LLC Series 2013-1 Class A(b)
11/15/16	1.950%	6,203,696	6,205,203

Panhandle-Plains Higher Education Authority, Inc. Series 2011-2 Class A1(a)
07/01/21	0.747%	1,347,903	1,349,185

Park Place Securities, Inc. Series 2004-WCW2 Class M1(a)
10/25/34	1.084%	7,843,894	7,842,043

Prestige Auto Receivables Trust(b) Series 2012-1A Class A2
12/15/15	1.230%	162,218	162,254
Series 2013-1A Class A2
02/15/18	1.090%	5,093,534	5,103,042
Series 2014-1A Class A2
03/15/18	0.970%	5,285,000	5,284,303

Residential Funding Mortgage Securities II Home Loan Trust Series 2003-HS3 Class A2B (NPFGC)(a)(e)
08/25/33	0.444%	4,319	3,936

SLM Private Education Loan Trust(a)(b) Series 2013-A Class A1
08/15/22	0.755%	5,625,616	5,624,972
Series 2013-B Class A1
07/15/22	0.805%	14,876,261	14,873,917

SLM Student Loan Trust(a) Series 2003-A Class A2
09/15/20	0.673%	5,312,559	5,270,194
Series 2004-B Class A2
06/15/21	0.433%	10,503,710	10,404,261

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Series 2005-A Class A2
12/15/20	0.373%	2,550,944	2,544,482

SLM Student Loan Trust(a)(b) Series 2003-12 Class A5
09/15/22	0.513%	718,626	717,072
Series 2011-A Class A1
10/15/24	1.155%	1,322,671	1,328,586
Series 2012-A Class A1
08/15/25	1.555%	2,886,682	2,918,598
Series 2012-B Class A1
12/15/21	1.255%	3,247,043	3,260,901
Series 2013-C Class A1
02/15/22	1.005%	2,850,389	2,858,980
Series 2014-A Class A1
07/15/22	0.755%	5,250,000	5,250,063

SMART Trust(a) Series 2013-1US Class A3B
09/14/16	0.606%	11,500,000	11,499,999
Series 2013-2US Class A3B
01/14/17	0.586%	7,000,000	6,996,849
Series 2014-1US Class A3B
02/14/18	0.555%	7,000,000	7,000,084

SMART Trust(a)(b) Series 2012-1USA Class A3B
05/14/16	1.056%	796,026	798,021
Series 2012-2USA Class A3B
10/14/16	1.106%	3,250,000	3,263,681

SVO VOI Mortgage Corp. Series 2012-AA Class A(b)
09/20/29	2.000%	2,523,346	2,511,245

Santander Drive Auto Receivables Trust Series 2012-1 Class B
05/16/16	2.720%	5,500,000	5,532,996

Sierra Receivables Funding Co. LLC(b) Series 2010-2A Class A
11/20/25	3.840%	446,904	448,576
Series 2011-1A Class A
04/20/26	3.350%	2,253,775	2,319,143
Series 2011-2A Class A
05/20/28	3.260%	1,762,782	1,794,643
Series 2011-3A Class A
07/20/28	3.370%	2,858,872	2,930,493
Series 2012-1A Class A
11/20/28	2.840%	4,777,948	4,859,319
Series 2012-3A Class A
08/20/29	1.870%	1,834,587	1,835,217
Series 2013-1A Class A
11/20/29	1.590%	3,146,920	3,126,693

South Texas Higher Education Authority, Inc. Series 2012-1 Class A1(a)
10/01/20	0.747%	4,562,091	4,562,091

Specialty Underwriting & Residential Finance Series 2005-BC3 Class M1(a)
06/25/36	0.604%	1,323,880	1,317,777

Terwin Mortgage Trust Series 2007-4HE Class A1(a)(b)
05/25/38	0.274%	397,122	392,527

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Columbia Short Term Bond Fund

Portfolio of Investments (continued)

March 31, 2014

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Westlake Automobile Receivables Trust(b) Series 2012-1A Class A2
03/15/16	1.030%	552,825	552,868
Series 2013-1A Class A2
01/15/18	1.120%	8,300,000	8,304,856

Total Asset-Backed Securities — Non-Agency
(Cost: $391,294,913)			393,924,585

Inflation-Indexed Bonds 2.0%
United States 2.0%
U.S. Treasury Inflation-Indexed Bond
04/15/16	0.125%	51,148,351	52,530,942

Total Inflation-Indexed Bonds
(Cost: $52,260,939)			52,530,942

U.S. Treasury Obligations 15.8%
U.S. Treasury
10/31/16	1.000%	159,500,000	160,683,809
01/31/17	0.875%	180,000,000	180,225,000
08/31/17	0.625%	50,000,000	49,152,350

U.S. Treasury(h)
03/31/15	2.500%	28,485,000	29,152,631

Total U.S. Treasury Obligations
(Cost: $420,198,762)			419,213,790

U.S. Government & Agency Obligations 3.0%
Federal Farm Credit Banks(a)
10/26/15	0.205%	12,000,000	12,011,436
12/10/15	0.207%	34,500,000	34,532,982
12/06/16	0.252%	31,800,000	31,851,834

Morocco Government AID Bond U.S. Government Guaranty(a)(g)
05/01/23 0.383%		807,500	767,125

Total U.S. Government & Agency Obligations
(Cost: $79,152,722)			79,163,377

Foreign Government Obligations(i) 0.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Canada 0.5%
Province of Ontario Senior Unsecured
05/26/15	0.950%	13,000,000	13,095,420

Mexico 0.3%
Pemex Project Funding Master Trust
03/01/18	5.750%	8,000,000	8,870,000

Total Foreign Government Obligations
(Cost: $21,879,780)			21,965,420

Municipal Bonds 0.5%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Illinois 0.5%
State of Illinois Unlimited General Obligation Taxable Notes Series 2011
03/01/17	5.365%	12,900,000	14,075,964

Total Municipal Bonds
(Cost: $13,970,797)			14,075,964

Money Market Funds 0.9%
		Shares	Value ($)
Columbia Short-Term Cash Fund,
0.094%(j)(k)		22,720,143	22,720,143

Total Money Market Funds
(Cost: $22,720,143)			22,720,143

Total Investments
(Cost: $2,639,791,574)			2,644,946,879

Other Assets & Liabilities, Net			3,174,531

Net Assets			2,648,121,410

Investments in Derivatives

Futures Contracts Outstanding at March 31, 2014

At March 31, 2014, securities totaling $639,649 were pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 2YR NOTE	714	USD	156,767,625	06/2014	—	(202,312)

US 5YR NOTE	(550)	USD	(65,424,222)	06/2014	415,640	—

Total					415,640	(202,312)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Columbia Short Term Bond Fund

Portfolio of Investments (continued)

March 31, 2014

Notes to Portfolio of Investments

(a)	Variable rate security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2014, the value of these securities amounted to $459,115,510 or 17.34% of net assets.

(c)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(d)	Principal Only (PO) security issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	Identifies issues considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at March 31, 2014 was $42,473, representing less than 0.01% of net assets. Information concerning such security holdings at March 31, 2014 is as follows:

Security Description	Acquisition Dates	Cost ($)
Amresco Residential Securities Mortgage Loan Trust	12/19/2003	14,671
Series 1998-3 Class A7
07/25/28 0.634%

Cityscape Home Equity Loan Trust	12/25/2010 - 05/26/2011	1,693
Series 1997-B Class A7
05/25/28 7.410%

Cityscape Home Equity Loan Trust	11/25/2003 - 06/29/2009	572,589
Series 1997-C Class A3
07/25/28 7.380%

First Alliance Mortgage Loan Trust	6/24/2004	24,469
Series 1994-2 Class A2 (NPFGC)
06/25/25 6.680%

Residential Funding Mortgage Securities II Home Loan Trust	9/15/2003	4,320
Series 2003-HS3 Class A2B (NPFGC)
08/25/33 0.444%

(f)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At March 31, 2014, the value of these securities amounted to $1,344, which represents less than 0.01% of net assets.

(g)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At March 31, 2014, the value of these securities amounted to $768,469, which represents 0.03% of net assets.

(h)	This security, or a portion of this security, has been pledged as collateral in connection with open futures contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(i)	Principal and interest may not be guaranteed by the government.

(j)	The rate shown is the seven-day current annualized yield at March 31, 2014.

(k)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended March 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	107,698,071	905,513,206	(990,491,134)	22,720,143	79,893	22,720,143

Abbreviation Legend

AID	Agency for International Development

CMO	Collateralized Mortgage Obligation

NPFGC	National Public Finance Guarantee Corporation

Currency Legend

USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2014

Columbia Short Term Bond Fund

Portfolio of Investments (continued)

March 31, 2014

Fair Value Measurements (continued)

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include:

(i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes	—	809,519,967	—	809,519,967

Residential Mortgage-Backed Securities — Agency	—	159,653,489	—	159,653,489

Residential Mortgage-Backed Securities — Non-Agency	—	83,119,037	—	83,119,037

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	17

Columbia Short Term Bond Fund

Portfolio of Investments (continued)

March 31, 2014

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Commercial Mortgage-Backed Securities — Agency	—	372,974,509	—	372,974,509

Commercial Mortgage-Backed Securities — Non-Agency	—	197,496,121	18,480,342	215,976,463

Asset-Backed Securities — Agency	—	109,193	—	109,193

Asset-Backed Securities — Non-Agency	—	388,544,735	5,379,850	393,924,585

Inflation-Indexed Bonds	—	52,530,942	—	52,530,942

U.S. Treasury Obligations	419,213,790	—	—	419,213,790

U.S. Government & Agency Obligations	—	78,396,252	767,125	79,163,377

Foreign Government Obligations	—	21,965,420	—	21,965,420

Municipal Bonds	—	14,075,964	—	14,075,964

Total Bonds	419,213,790	2,178,385,629	24,627,317	2,622,226,736

Mutual Funds

Money Market Funds	22,720,143	—	—	22,720,143

Total Mutual Funds	22,720,143	—	—	22,720,143

Investments in Securities	441,933,933	2,178,385,629	24,627,317	2,644,946,879
Derivatives

Assets

Futures Contracts	415,640	—	—	415,640

Liabilities

Futures Contracts	(202,312)	—	—	(202,312)

Total	442,147,261	2,178,385,629	24,627,317	2,645,160,207

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Residential Mortgage-Backed Securities — Non-Agency ($)	Commercial Mortgage-Backed Securities — Non-Agency ($)	Asset-Backed Securities — Non-Agency ($)	U.S. Government & Agency Obligations ($)	Total ($)
Balance as of March 31, 2013	3,029,151	24,689,252	1,472,183	847,875	30,038,461

Accrued discounts/premiums	—	(102,079)	7,473	1,226	(93,380)

Realized gain (loss)	—	—	(976)	823	(153)

Change in unrealized appreciation (depreciation)(a)	—	(18,705)	(1,928)	2,201	(18,432)

Sales	(3,029,151)	(6,088,126)	(7,846,902)	(85,000)	(17,049,179)

Purchases	—	—	11,750,000	—	11,750,000

Transfers into Level 3	—	—	—	—	—

Transfers out of Level 3	—	—	—	—	—

Balance as of March 31, 2014	—	18,480,342	5,379,850	767,125	24,627,317

(a)	Change in unrealized appreciation (depreciation) relating to securities held at March 31, 2014 was ($46,236), which is comprised of Commercial Mortgage-Backed Securities—Non-Agency of ($46,509), Asset-Backed Securities—Non-Agency of ($1,928) and U.S. Government & Agency Obligation of $2,201.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2014

Columbia Short Term Bond Fund

Portfolio of Investments (continued)

March 31, 2014

Fair Value Measurements (continued)

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain commercial and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Certain asset backed and U.S. Government obligations classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, discount rates observed in the market for similar assets as well as observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	19

Columbia Short Term Bond Fund

Statement of Assets and Liabilities

March 31, 2014

Assets

Investments, at value

Unaffiliated issuers (identified cost $2,617,071,431)	$2,622,226,736

Affiliated issuers (identified cost $22,720,143)	22,720,143

Total investments (identified cost $2,639,791,574)	2,644,946,879

Cash	7,829

Receivable for:

Investments sold	18,437

Capital shares sold	2,574,102

Dividends	4,131

Interest	8,677,646

Variation margin	66,938

Expense reimbursement due from Investment Manager	13,613

Prepaid expenses	3,188

Trustees’ deferred compensation plan	2,935

Total assets	2,656,315,698

Liabilities

Payable for:

Capital shares purchased	5,031,732

Dividend distributions to shareholders	2,328,902

Variation margin	34,375

Investment management fees	77,452

Distribution and/or service fees	14,487

Transfer agent fees	339,116

Administration fees	13,683

Plan administration fees	1,325

Compensation of board members	218,304

Other expenses	131,977

Trustees’ deferred compensation plan	2,935

Total liabilities	8,194,288

Net assets applicable to outstanding capital stock	$2,648,121,410

Represented by

Paid-in capital	$2,677,584,638

Undistributed net investment income	1,637,411

Accumulated net realized loss	(36,469,272)

Unrealized appreciation (depreciation) on:

Investments	5,155,305

Futures contracts	213,328

Total — representing net assets applicable to outstanding capital stock	$2,648,121,410

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2014

Columbia Short Term Bond Fund

Statement of Assets and Liabilities (continued)

March 31, 2014

Class A

Net assets	$479,830,746

Shares outstanding	48,058,633

Net asset value per share	$9.98

Maximum offering price per share(a)	$10.08

Class B

Net assets	$6,119,863

Shares outstanding	613,388

Net asset value per share	$9.98

Class C

Net assets	$88,042,484

Shares outstanding	8,826,176

Net asset value per share	$9.98

Class I

Net assets	$468,126,434

Shares outstanding	46,967,768

Net asset value per share	$9.97

Class K

Net assets	$3,219,806

Shares outstanding	323,126

Net asset value per share	$9.96

Class R

Net assets	$3,837,747

Shares outstanding	384,268

Net asset value per share	$9.99

Class R4

Net assets	$7,056,313

Shares outstanding	707,654

Net asset value per share	$9.97

Class R5

Net assets	$40,716,879

Shares outstanding	4,084,899

Net asset value per share	$9.97

Class W

Net assets	$7,009,087

Shares outstanding	701,876

Net asset value per share	$9.99

Class Y

Net assets	$6,368,022

Shares outstanding	639,038

Net asset value per share	$9.97

Class Z

Net assets	$1,537,794,029

Shares outstanding	154,281,097

Net asset value per share	$9.97

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 1.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	21

Columbia Short Term Bond Fund

Statement of Operations

Year ended March 31, 2014

Net investment income
Income:
Dividends — affiliated issuers	$79,893
Interest	42,965,382

Total income	43,045,275

Expenses:
Investment management fees	9,710,525
Distribution and/or service fees
Class A	1,307,443
Class B	86,927
Class C	991,560
Class R	21,853
Class W	23,669
Transfer agent fees
Class A	1,035,975
Class B	17,261
Class C	196,482
Class K	1,665
Class R	8,652
Class R4	11,476
Class R5	15,681
Class W	18,885
Class Z	3,206,981
Administration fees	1,714,352
Plan administration fees
Class K	8,327
Compensation of board members	87,463
Custodian fees	33,278
Printing and postage fees	140,465
Registration fees	99,861
Professional fees	64,475
Other	125,115

Total expenses	18,928,371
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(2,030,139)
Fees waived by Distributor — Class B	(39,117)
Fees waived by Distributor — Class C	(436,287)
Expense reductions	(3,440)

Total net expenses	16,419,388

Net investment income	26,625,887

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	6,706,108
Futures contracts	2,433,892

Net realized gain	9,140,000
Net change in unrealized appreciation (depreciation) on:
Investments	(25,094,200)
Futures contracts	764,929

Net change in unrealized appreciation (depreciation)	(24,329,271)

Net realized and unrealized loss	(15,189,271)

Net increase in net assets resulting from operations	$11,436,616

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2014

Columbia Short Term Bond Fund

Statement of Changes in Net Assets

	Year Ended March 31, 2014	Year Ended March 31, 2013(a)
Operations

Net investment income	$26,625,887	$32,043,041

Net realized gain	9,140,000	30,857,200

Net change in unrealized appreciation (depreciation)	(24,329,271)	(10,461,290)

Net increase in net assets resulting from operations	11,436,616	52,438,951

Distributions to shareholders

Net investment income

Class A	(3,556,162)	(5,927,580)

Class B	(31,442)	(45,947)

Class C	(366,990)	(826,536)

Class I	(4,618,545)	(723,637)

Class K	(25,939)	(41,681)

Class R	(18,824)	(28,485)

Class R4	(56,145)	(27)

Class R5	(329,212)	(21,462)

Class W	(59,742)	(85,347)

Class Y	(74,726)	(172,725)

Class Z	(14,959,204)	(23,809,797)

Total distributions to shareholders	(24,096,931)	(31,683,224)

Increase (decrease) in net assets from capital stock activity	(220,225,960)	(54,909,107)

Total decrease in net assets	(232,886,275)	(34,153,380)

Net assets at beginning of year	2,881,007,685	2,915,161,065

Net assets at end of year	$2,648,121,410	$2,881,007,685

Undistributed (excess of distributions over) net investment income	$1,637,411	$(1,429,511)

(a)	Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to March 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	23

Columbia Short Term Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended March 31, 2014		Year Ended March 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	11,513,706	115,004,113	11,708,200	116,920,888

Distributions reinvested	309,883	3,095,278	511,725	5,112,157

Redemptions	(19,473,395)	(194,575,092)	(20,991,064)	(209,794,395)

Net decrease	(7,649,806)	(76,475,701)	(8,771,139)	(87,761,350)

Class B shares

Subscriptions	76,906	767,553	124,365	1,241,807

Distributions reinvested	2,568	25,634	3,947	39,321

Redemptions(b)	(613,152)	(6,118,096)	(961,545)	(9,588,948)

Net decrease	(533,678)	(5,324,909)	(833,233)	(8,307,820)

Class C shares

Subscriptions	1,579,587	15,767,320	2,727,050	27,210,151

Distributions reinvested	24,777	247,264	50,716	505,974

Redemptions	(3,969,049)	(39,636,981)	(4,610,972)	(46,038,111)

Net decrease	(2,364,685)	(23,622,397)	(1,833,206)	(18,321,986)

Class I shares

Subscriptions	33,454,781	333,872,767	30,523,928	305,346,777

Distributions reinvested	463,148	4,617,943	72,321	723,472

Redemptions	(17,758,700)	(176,891,767)	(60,119)	(600,442)

Net increase	16,159,229	161,598,943	30,536,130	305,469,807

Class K shares

Subscriptions	83,430	832,511	84,708	844,879

Distributions reinvested	2,600	25,920	4,178	41,651

Redemptions	(101,725)	(1,015,034)	(173,413)	(1,731,329)

Net decrease	(15,695)	(156,603)	(84,527)	(844,799)

Class R shares

Subscriptions	82,229	822,299	205,014	2,051,788

Distributions reinvested	674	6,732	777	7,760

Redemptions	(166,231)	(1,662,353)	(99,165)	(992,342)

Net increase (decrease)	(83,328)	(833,322)	106,626	1,067,206

Class R4 shares

Subscriptions	923,727	9,232,017	19,403	194,281

Distributions reinvested	5,627	56,118	2	20

Redemptions	(241,105)	(2,406,202)	—	—

Net increase	688,249	6,881,933	19,405	194,301

Class R5 shares

Subscriptions	2,119,418	21,128,087	2,698,446	26,984,861

Distributions reinvested	33,012	329,187	2,143	21,452

Redemptions	(590,653)	(5,893,312)	(177,467)	(1,776,449)

Net increase	1,561,777	15,563,962	2,523,122	25,229,864

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2014

Columbia Short Term Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended March 31, 2014		Year Ended March 31, 2013 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)

Class W shares

Subscriptions	377,058	3,771,450	2,005,264	20,026,664

Distributions reinvested	5,972	59,693	8,510	85,273

Redemptions	(1,484,883)	(14,848,679)	(210,799)	(2,111,994)

Net increase (decrease)	(1,101,853)	(11,017,536)	1,802,975	17,999,943

Class Y shares

Subscriptions	26,519	265,595	146,398	1,453,592

Distributions reinvested	2,582	25,743	3,119	31,101

Redemptions	(302,164)	(3,014,188)	(617,450)	(6,166,641)

Net decrease	(273,063)	(2,722,850)	(467,933)	(4,681,948)

Class Z shares

Subscriptions	47,045,647	469,228,828	97,409,002	972,272,963

Distributions reinvested	328,338	3,274,084	606,480	6,047,119

Redemptions	(75,848,972)	(756,620,392)	(126,599,521)	(1,263,272,407)

Net decrease	(28,474,987)	(284,117,480)	(28,584,039)	(284,952,325)

Total net decrease	(22,087,840)	(220,225,960)	(5,585,819)	(54,909,107)

(a)	Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to March 31, 2013.

(b)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	25

Columbia Short Term Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended March 31,
Class A	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$10.03		$9.95		$9.94		$9.95		$9.47

Income from investment operations:

Net investment income	0.08		0.10		0.15		0.22		0.32

Net realized and unrealized gain (loss)	(0.06)		0.08		0.03		0.03		0.49

Total from investment operations	0.02		0.18		0.18		0.25		0.81

Less distributions to shareholders:

Net investment income	(0.07)		(0.10)		(0.17)		(0.26)		(0.33)

Total distributions to shareholders	(0.07)		(0.10)		(0.17)		(0.26)		(0.33)

Proceeds from regulatory settlements	—		—		0.00	(a)	—		0.00	(a)

Net asset value, end of period	$9.98		$10.03		$9.95		$9.94		$9.95

Total return	0.19%		1.79%		1.78%		2.57%		8.68%

Ratios to average net assets(b)

Total gross expenses	0.89%		0.89%		0.89%		0.82%		0.76%

Total net expenses(c)	0.80	%(d)	0.79	%(d)	0.74	%(d)	0.73	%(d)	0.73	%(d)

Net investment income	0.77%		1.00%		1.53%		2.21%		3.27%

Supplemental data

Net assets, end of period (in thousands)	$479,831		$558,651		$641,835		$263,223		$245,872

Portfolio turnover	81	%(e)	102	%(e)	76	%(e)	83%		91%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 68%, 95% and 63% for the years ended March 31, 2014, 2013 and 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2014

Columbia Short Term Bond Fund

Financial Highlights (continued)

	Year Ended March 31,
Class B	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$10.02		$9.95		$9.93		$9.94		$9.47

Income from investment operations:

Net investment income	0.05		0.03		0.07		0.15		0.26

Net realized and unrealized gain (loss)	(0.05)		0.07		0.04		0.03		0.47

Total from investment operations	—		0.10		0.11		0.18		0.73

Less distributions to shareholders:

Net investment income	(0.04)		(0.03)		(0.09)		(0.19)		(0.26)

Total distributions to shareholders	(0.04)		(0.03)		(0.09)		(0.19)		(0.26)

Proceeds from regulatory settlements	—		—		0.00	(a)	—		0.00	(a)

Net asset value, end of period	$9.98		$10.02		$9.95		$9.93		$9.94

Total return	(0.01%)		0.98%		1.12%		1.80%		7.77%

Ratios to average net assets(b)

Total gross expenses	1.64%		1.64%		1.65%		1.57%		1.51%

Total net expenses(c)	1.10	%(d)	1.49	%(d)	1.49	%(d)	1.48	%(d)	1.48	%(d)

Net investment income	0.47%		0.32%		0.75%		1.47%		2.62%

Supplemental data

Net assets, end of period (in thousands)	$6,120		$11,495		$19,697		$6,100		$9,326

Portfolio turnover	81	%(e)	102	%(e)	76	%(e)	83%		91%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 68%, 95% and 63% for the years ended March 31, 2014, 2013 and 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	27

Columbia Short Term Bond Fund

Financial Highlights (continued)

	Year Ended March 31,
Class C	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$10.02		$9.94		$9.93		$9.94		$9.46

Income from investment operations:

Net investment income	0.05		0.07		0.13		0.19		0.29

Net realized and unrealized gain (loss)	(0.05)		0.08		0.02		0.03		0.49

Total from investment operations	—		0.15		0.15		0.22		0.78

Less distributions to shareholders:

Net investment income	(0.04)		(0.07)		(0.14)		(0.23)		(0.30)

Total distributions to shareholders	(0.04)		(0.07)		(0.14)		(0.23)		(0.30)

Proceeds from regulatory settlements	—		—		0.00	(a)	—		0.00	(a)

Net asset value, end of period	$9.98		$10.02		$9.94		$9.93		$9.94

Total return	(0.02%)		1.47%		1.48%		2.25%		8.35%

Ratios to average net assets(b)

Total gross expenses	1.64%		1.64%		1.62%		1.57%		1.51%

Total net expenses(c)	1.11	%(d)	1.10	%(d)	1.04	%(d)	1.04	%(d)	1.04	%(d)

Net investment income	0.46%		0.69%		1.30%		1.90%		2.90%

Supplemental data

Net assets, end of period (in thousands)	$88,042		$112,124		$129,511		$113,863		$113,038

Portfolio turnover	81	%(e)	102	%(e)	76	%(e)	83%		91%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 68%, 95% and 63% for the years ended March 31, 2014, 2013 and 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2014

Columbia Short Term Bond Fund

Financial Highlights (continued)

	Year Ended March 31,
Class I	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$10.01		$9.93		$9.93		$10.00

Income from investment operations:

Net investment income	0.12		0.10		0.18		0.10

Net realized and unrealized gain (loss)	(0.05)		0.11		0.02		(0.03)

Total from investment operations	0.07		0.21		0.20		0.07

Less distributions to shareholders:

Net investment income	(0.11)		(0.13)		(0.20)		(0.14)

Total distributions to shareholders	(0.11)		(0.13)		(0.20)		(0.14)

Proceeds from regulatory settlements	—		—		0.00	(b)	—

Net asset value, end of period	$9.97		$10.01		$9.93		$9.93

Total return	0.69%		2.15%		1.99%		0.73%

Ratios to average net assets(c)

Total gross expenses	0.44%		0.46%		0.44%		0.48	%(d)

Total net expenses(e)	0.41%		0.42%		0.44	%(f)	0.46	%(d)(f)

Net investment income	1.17%		1.06%		1.80%		1.99	%(d)

Supplemental data

Net assets, end of period (in thousands)	$468,126		$308,394		$2,706		$10,679

Portfolio turnover	81	%(g)	102	%(g)	76	%(g)	83%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 68%, 95% and 63% for the years ended March 31, 2014, 2013 and 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	29

Columbia Short Term Bond Fund

Financial Highlights (continued)

	Year Ended March 31,
Class K	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$10.01		$9.93		$9.92		$9.93

Income from investment operations:

Net investment income (loss)	0.09		0.11		0.14		(0.03)

Net realized and unrealized gain (loss)	(0.06)		0.08		0.04		0.04

Total from investment operations	0.03		0.19		0.18		0.01

Less distributions to shareholders:

Net investment income	(0.08)		(0.11)		(0.17)		(0.02)

Total distributions to shareholders	(0.08)		(0.11)		(0.17)		(0.02)

Proceeds from regulatory settlements	—		—		0.00	(b)	—

Net asset value, end of period	$9.96		$10.01		$9.93		$9.92

Total return	0.29%		1.87%		1.83%		0.07%

Ratios to average net assets(c)

Total gross expenses	0.74%		0.72%		0.75%		0.68	%(d)

Total net expenses(e)	0.71%		0.70%		0.75	%(f)	0.66	%(d)(f)

Net investment income (loss)	0.87%		1.10%		1.46%		(4.05	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$3,220		$3,391		$4,205		$3

Portfolio turnover	81	%(g)	102	%(g)	76	%(g)	83%

Notes to Financial Highlights

(a)	For the period from March 7, 2011 (commencement of operations) to March 31, 2011.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 68%, 95% and 63% for the years ended March 31, 2014, 2013 and 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2014

Columbia Short Term Bond Fund

Financial Highlights (continued)

	Year Ended March 31,
Class R	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$10.03		$9.96		$9.94		$10.02

Income from investment operations:

Net investment income	0.05		0.07		0.12		0.07

Net realized and unrealized gain (loss)	(0.05)		0.07		0.04		(0.03)

Total from investment operations	—		0.14		0.16		0.04

Less distributions to shareholders:

Net investment income	(0.04)		(0.07)		(0.14)		(0.12)

Total distributions to shareholders	(0.04)		(0.07)		(0.14)		(0.12)

Proceeds from regulatory settlements	—		—		0.00	(b)	—

Net asset value, end of period	$9.99		$10.03		$9.96		$9.94

Total return	0.04%		1.43%		1.60%		0.37%

Ratios to average net assets(c)

Total gross expenses	1.14%		1.14%		1.15%		1.19	%(d)

Total net expenses(e)	1.05	%(f)	1.04	%(f)	0.99	%(f)	1.04	%(d)(f)

Net investment income	0.52%		0.72%		1.22%		1.35	%(d)

Supplemental data

Net assets, end of period (in thousands)	$3,838		$4,691		$3,594		$2

Portfolio turnover	81	%(g)	102	%(g)	76	%(g)	83%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 68%, 95% and 63% for the years ended March 31, 2014, 2013 and 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	31

Columbia Short Term Bond Fund

Financial Highlights (continued)

	Year Ended March 31,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$10.01		$10.01

Income from investment operations:

Net investment income	0.10		0.06

Net realized and unrealized loss	(0.05)		(0.02	)(b)

Total from investment operations	0.05		0.04

Less distributions to shareholders:

Net investment income	(0.09)		(0.04)

Total distributions to shareholders	(0.09)		(0.04)

Net asset value, end of period	$9.97		$10.01

Total return	0.54%		0.36%

Ratios to average net assets(c)

Total gross expenses	0.64%		0.73	%(d)

Total net expenses(e)	0.55	%(f)	0.56	%(d)

Net investment income	1.03%		1.97	%(d)

Supplemental data

Net assets, end of period (in thousands)	$7,056		$194

Portfolio turnover	81	%(g)	102	%(g)

Notes to Financial Highlights

(a)	For the period from November 8, 2012 (commencement of operations) to March 31, 2013.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 68% and 95% for the years ended March 31, 2014 and 2013, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2014

Columbia Short Term Bond Fund

Financial Highlights (continued)

	Year Ended March 31,
Class R5	2014		2013(a)
Per share data
Net asset value, beginning of period	$10.01		$10.01

Income from investment operations:

Net investment income	0.11		0.04

Net realized and unrealized gain (loss)	(0.05)		0.00	(b)

Total from investment operations	0.06		0.04

Less distributions to shareholders:

Net investment income	(0.10)		(0.04)

Total distributions to shareholders	(0.10)		(0.04)

Net asset value, end of period	$9.97		$10.01

Total return	0.64%		0.40%

Ratios to average net assets(c)

Total gross expenses	0.49%		0.51	%(d)

Total net expenses(e)	0.46%		0.46	%(d)

Net investment income	1.13%		1.13	%(d)

Supplemental data

Net assets, end of period (in thousands)	$40,717		$25,258

Portfolio turnover	81	%(f)	102	%(f)

Notes to Financial Highlights

(a)	For the period from November 8, 2012 (commencement of operations) to March 31, 2013.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 68% and 95% for the years ended March 31, 2014 and 2013, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	33

Columbia Short Term Bond Fund

Financial Highlights (continued)

	Year Ended March 31,
Class W	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$10.03		$9.96		$9.94		$10.02

Income from investment operations:

Net investment income	0.08		0.08		0.15		0.08

Net realized and unrealized gain (loss)	(0.05)		0.09		0.04		(0.03)

Total from investment operations	0.03		0.17		0.19		0.05

Less distributions to shareholders:

Net investment income	(0.07)		(0.10)		(0.17)		(0.13)

Total distributions to shareholders	(0.07)		(0.10)		(0.17)		(0.13)

Proceeds from regulatory settlements	—		—		0.00	(b)	—

Net asset value, end of period	$9.99		$10.03		$9.96		$9.94

Total return	0.29%		1.69%		1.89%		0.48%

Ratios to average net assets(c)

Total gross expenses	0.89%		0.90%		0.90%		0.90	%(d)

Total net expenses(e)	0.81	%(f)	0.81	%(f)	0.74	%(f)	0.77	%(d)(f)

Net investment income	0.78%		0.82%		1.53%		1.67	%(d)

Supplemental data

Net assets, end of period (in thousands)	$7,009		$18,092		$8		$2

Portfolio turnover	81	%(g)	102	%(g)	76	%(g)	83%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 68%, 95% and 63% for the years ended March 31, 2014, 2013 and 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

34	Annual Report 2014

Columbia Short Term Bond Fund

Financial Highlights (continued)

	Year Ended March 31,
Class Y	2014		2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$10.01		$9.93		$9.92		$9.93		$9.70

Income from investment operations

Net investment income	0.12		0.14		0.19		0.25		0.24

Net realized and unrealized gain (loss)	(0.05)		0.07		0.02		0.03		0.23

Total from investment operations	0.07		0.21		0.21		0.28		0.47

Less distributions to shareholders:

Net investment income	(0.11)		(0.13)		(0.20)		(0.29)		(0.24)

Total distributions to shareholders	(0.11)		(0.13)		(0.20)		(0.29)		(0.24)

Proceeds from regulatory settlements	—		—		0.00	(b)	—		0.00	(b)

Net asset value, end of period	$9.97		$10.01		$9.93		$9.92		$9.93

Total return	0.69%		2.15%		2.11%		2.84%		4.91%

Ratios to average net assets(c)

Total gross expenses	0.44%		0.45%		0.44%		0.47%		0.47	%(d)

Total net expenses(e)	0.41%		0.43%		0.44	%(f)	0.45	%(f)	0.47	%(d)(f)

Net investment income	1.17%		1.37%		1.93%		2.51%		3.39	%(d)

Supplemental data

Net assets, end of period (in thousands)	$6,368		$9,129		$13,707		$16,173		$26,110

Portfolio turnover	81	%(g)	102	%(g)	76	%(g)	83%		91%

Notes to Financial Highlights

(a)	For the period from July 15, 2009 (commencement of operations) to March 31, 2010.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 68%, 95% and 63% for the years ended March 31, 2014, 2013 and 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	35

Columbia Short Term Bond Fund

Financial Highlights (continued)

	Year Ended March 31,
Class Z	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$10.01		$9.94		$9.92		$9.93		$9.45

Income from investment operations:

Net investment income	0.10		0.12		0.18		0.24		0.35

Net realized and unrealized gain (loss)	(0.05)		0.07		0.03		0.04		0.49

Total from investment operations	0.05		0.19		0.21		0.28		0.84

Less distributions to shareholders:

Net investment income	(0.09)		(0.12)		(0.19)		(0.29)		(0.36)

Total distributions to shareholders	(0.09)		(0.12)		(0.19)		(0.29)		(0.36)

Proceeds from regulatory settlements	—		—		0.00	(a)	—		0.00	(a)

Net asset value, end of period	$9.97		$10.01		$9.94		$9.92		$9.93

Total return	0.54%		1.94%		2.14%		2.82%		8.97%

Ratios to average net assets(b)

Total gross expenses	0.64%		0.64%		0.62%		0.57%		0.51%

Total net expenses(c)	0.55	%(d)	0.53	%(d)	0.49	%(d)	0.48	%(d)	0.48	%(d)

Net investment income	1.02%		1.25%		1.86%		2.46%		3.54%

Supplemental data

Net assets, end of period (in thousands)	$1,537,794		$1,829,589		$2,099,898		$1,936,070		$2,025,199

Portfolio turnover	81	%(e)	102	%(e)	76	%(e)	83%		91%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 68%, 95% and 63% for the years ended March 31, 2014, 2013 and 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

36	Annual Report 2014

Columbia Short Term Bond Fund

Notes to Financial Statements

March 31, 2014

Note 1. Organization

Columbia Short Term Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 1.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including

Annual Report 2014	37

Columbia Short Term Bond Fund

Notes to Financial Statements (continued)

March 31, 2014

trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared

38	Annual Report 2014

Columbia Short Term Bond Fund

Notes to Financial Statements (continued)

March 31, 2014

derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at March 31, 2014:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	415,640	*

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	(202,312	)*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Annual Report 2014	39

Columbia Short Term Bond Fund

Notes to Financial Statements (continued)

March 31, 2014

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended March 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	2,433,892
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	764,929

The following table has a summary of the average outstanding volume by derivative instrument for the year ended March 31, 2014.

Derivative Instrument	Average notional amounts($)*
Futures contracts — Long	165,265,853
Futures contracts — Short	86,143,198

*	Based on ending quarterly outstanding amounts for the year ending March 31, 2014.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Stripped Securities

The Fund may invest in Interest Only (IO) and Principal Only (PO) stripped mortgage-backed securities. These securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO security, therefore the daily interest accrual factor is adjusted each month to reflect the paydown of principal. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other

40	Annual Report 2014

Columbia Short Term Bond Fund

Notes to Financial Statements (continued)

March 31, 2014

expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the

Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.36% to 0.24% as the Fund’s net assets increase. The effective investment management fee rate for the year ended March 31, 2014 was 0.36% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended March 31, 2014 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended March 31, 2014, other expenses paid to this company were $7,460.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Annual Report 2014	41

Columbia Short Term Bond Fund

Notes to Financial Statements (continued)

March 31, 2014

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class Y shares are not subject to transfer agent fees.

For the year ended March 31, 2014, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class K	0.05
Class R	0.20
Class R4	0.20
Class R5	0.05
Class W	0.20
Class Z	0.20

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.

The lease and the Guaranty expire in January 2019. At March 31, 2014, the Fund’s total potential future obligation over the life of the Guaranty is $53,223. The liability remaining at March 31, 2014 for non-recurring charges associated with the lease amounted to $30,674 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended March 31, 2014, these minimum account balance fees reduced total expenses by $3,440.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund and the payment of a monthly distribution fee at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares of the Fund.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class B shares so that it does not exceed 0.30% annually of the average daily net assets attributable to Class B shares. This arrangement may be modified or terminated by the Distributor at any time.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that it does not exceed 0.31% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class W

42	Annual Report 2014

Columbia Short Term Bond Fund

Notes to Financial Statements (continued)

March 31, 2014

shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $98,099 for Class A, $2,751 for Class B and $11,730 for Class C shares for the year ended March 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	August 1, 2013 through July 31, 2014	Prior to August 1, 2013
Class A	0.80%	0.81%
Class B	1.55	1.56
Class C	1.55	1.56
Class I	0.40	0.42
Class K	0.70	0.72
Class R	1.05	1.06
Class R4	0.55	0.56
Class R5	0.45	0.47
Class W	0.80	0.81
Class Y	0.40	0.42
Class Z	0.55	0.56

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class B and Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At March 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest of fixed income securities, deferral/reversal of wash sales losses, Trustees’ deferred compensation, distributions, derivative investments, and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$537,966
Accumulated net realized loss	10,945,397
Paid-in capital	(11,483,363)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended March 31, 2014 ($)	Year Ended March 31, 2013 ($)
Ordinary income	24,096,931	31,683,224

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At March 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$4,259,934
Capital loss carryforwards	(35,825,864)
Net unrealized appreciation	4,725,223

Annual Report 2014	43

Columbia Short Term Bond Fund

Notes to Financial Statements (continued)

March 31, 2014

At March 31, 2014, the cost of investments for federal income tax purposes was $2,640,221,656 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$18,308,678
Unrealized depreciation	(13,583,455)
Net unrealized appreciation	$4,725,223

The following capital loss carryforward, determined at March 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2015	12,691,619
2016	4,489,585
2017	18,644,660
Total	35,825,864

For the year ended March 31, 2014, $9,163,964 of capital loss carryforward was utilized and $11,480,793 expired unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $2,169,073,812 and $2,364,771,206, respectively, for the year ended March 31, 2014, of which $1,271,091,442 and $1,507,813,218, respectively, were U.S. government securities.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At March 31, 2014, one unaffiliated shareholder of record owned 47.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 17.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended March 31, 2014.

Note 9. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer

44	Annual Report 2014

Columbia Short Term Bond Fund

Notes to Financial Statements (continued)

March 31, 2014

or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market’s assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014	45

Columbia Short Term Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the

Shareholders of Columbia Short Term Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Short Term Bond Fund (the “Fund”, a series of Columbia Funds Series Trust) at March 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

May 22, 2014

46	Annual Report 2014

Columbia Short Term Bond Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	129	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	131	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014	47

Columbia Short Term Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	131	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	131	Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

48	Annual Report 2014

Columbia Short Term Bond Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	129	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	183	Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014	49

Columbia Short Term Bond Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

50	Annual Report 2014

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52	Annual Report 2014

Columbia Short Term Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	53

Columbia Short Term Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN222_03_D01_(05/14)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William A. Hawkins and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Boudreau, Ms. Carlton, Mr. Hawkins and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose report to stockholders is included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2014 and March 31, 2013 are approximately as follows:

2014	2013
$29,300	$29,300

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended March 31, 2014 and March 31, 2013 are approximately as follows:

2014	2013
$400	$400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2014 and 2013, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports and agreed- upon procedures related to fund mergers.

During the fiscal years ended March 31, 2014 and March 31, 2013, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2014 and March 31, 2013 are approximately as follows:

2014	2013
$3,200	$3,700

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended March 31, 2014 and March 31, 2013, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2014 and March 31, 2013 are approximately as follows:

2014	2013
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended March 31, 2014 and March 31, 2013 are approximately as follows:

2014	2013
$250,000	$115,000

In both fiscal years 2014 and 2013, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval.

This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

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(e)(2) 100% of the services performed for items (b) through (d) above during 2014 and 2013 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2014 and March 31, 2013 are approximately as follows:

2014	2013
$253,600	$119,100

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	May 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	May 22, 2014

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	May 22, 2014